Exhibit 99.1

ENTRAVISION COMMUNICATIONS CORPORATION REPORTS

SECOND QUARTER 2011 RESULTS

SANTA MONICA, CALIFORNIA, August 3, 2011 – Entravision Communications Corporation (NYSE: EVC) today reported financial results for the three- and six-month periods ended June 30, 2011.

Historical results, which are attached, are in thousands of U.S. dollars (except share and per share data). This press release contains certain non-GAAP financial measures as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each of these non-GAAP financial measures, and a table reconciling each of these non-GAAP financial measures to its most directly comparable GAAP financial measure, is included beginning on page 7. Unaudited financial highlights are as follows:

	Three-Month Period Ended June 30,			Six-Month Period Ended June 30,
	2011	2010	% Change	2011	2010	% Change
Net revenue	$50,265	$53,431	(6)%	$94,309	$96,504	(2)%
Operating expenses (1)	31,773	31,097	2%	61,837	60,921	2%
Corporate expenses (2)	3,772	3,477	8%	7,517	7,225	4%
Consolidated adjusted EBITDA (3)	15,599	18,966	(18)%	26,007	28,494	(9)%
Free cash flow (4)	$4,967	$7,134	(30)%	$3,417	$4,534	(25)%
Free cash flow per share, basic and diluted (4)	$0.06	$0.08	(25)%	$0.04	$0.05	(20)%
Net income (loss) applicable to common stockholders	$(352)	$6,963	NM	$(4,784)	$4,779	NM
Net income (loss) per share applicable to common stockholders, basic and diluted	$0.00	$0.08	(100)%	$(0.06)	$0.06	NM
Weighted average common shares outstanding, basic	85,053,417	84,494,665		85,046,396	84,462,613
Weighted average common shares outstanding, diluted	85,053,417	85,373,021		85,046,396	85,278,162

(1)	Operating expenses include direct operating, selling, general and administrative expenses. Included in operating expenses are $0.2 million and $0.2 million of non-cash stock-based compensation for the three-month periods ended June 30, 2011 and 2010, respectively and $0.4 million and $0.5 million of non-cash stock-based compensation for the six-month periods ended June 30, 2011 and 2010, respectively. Operating expenses do not include corporate expenses, depreciation and amortization, impairment charge, gain (loss) on sale of assets and gain (loss) on debt extinguishment.
(2)	Corporate expenses include $0.3 million and $0.3 million of non-cash stock-based compensation for the three-month periods ended June 30, 2011 and 2010, respectively and $0.4 million and $0.5 million of non-cash stock-based compensation for the six-month periods ended June 30, 2011 and 2010, respectively.
(3)	Consolidated adjusted EBITDA means net income (loss) plus gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation included in operating and corporate expenses, other income (loss), net interest expense, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization less syndication programming payments. We use the term consolidated adjusted EBITDA because that measure is defined in our revolving credit facility and does not include gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation, other income (loss), net interest expense, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization and does include syndication programming payments. While many in the financial community and we consider consolidated adjusted EBITDA to be important, it should be considered in addition to, but not as a substitute for or superior to, other measures of liquidity and financial performance prepared in accordance with accounting principles generally accepted in the United States of America, such as cash flows from operating activities, operating income and net income. As consolidated adjusted EBITDA excludes non-cash gain (loss) on sale of assets, non-cash depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation expense, other income (loss), net interest expense, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization and includes syndication programming payments, consolidated adjusted EBITDA has certain limitations because it excludes and includes several important non-cash financial line items. Therefore, we consider both non-GAAP and GAAP measures when evaluating our business. Consolidated adjusted EBITDA is also used to make executive compensation decisions.
(4)	Free cash flow is defined as consolidated adjusted EBITDA less cash paid for income taxes, net interest expense and capital expenditures. Net interest expense is defined as interest expense, less non-cash interest expense relating to amortization of debt finance costs, less non-cash interest expense relating to discount amortization on our $400 million aggregate principal amount of 8.750% senior secured first lien notes due 2017 (the “Notes”), less interest income and less the change in the fair value of our interest rate swaps. Free cash flow per share is defined as free cash flow divided by the basic or diluted weighted average common shares outstanding.

Entravision Communications

Commenting on the Company’s earnings results, Walter F. Ulloa, Chairman and Chief Executive Officer, said, “During the second quarter of 2011, we faced challenging comparisons to last year’s second quarter, when we benefited from World Cup, political and census advertising revenue. Nevertheless, our audience shares remain strong, and we believe we are well positioned to benefit as the U.S. Hispanic market continues to expand and advertisers increasingly recognize the importance of reaching our target audience. The release of the 2010 U.S. census data reconfirms the growth and importance of the U.S. Hispanic population and our position in some of the fastest-growing and most densely-populated Hispanic markets. We remain focused on improving our operating performance while continuing to carefully manage our costs.”

Financial Results

Three-Month Period Ended June 30, 2011 Compared to the Three-Month Period Ended June 30, 2010

(Unaudited)

	Three-Month Period Ended June 30,
	2011	2010	% Change
Net revenue	$50,265	$53,431	(6)%
Operating expenses (1)	31,773	31,097	2%
Corporate expenses (1)	3,772	3,477	8%
Depreciation and amortization	4,425	4,874	(9)%

Operating income	10,295	13,983	(26)%
Interest expense, net	(9,459)	(5,179)	83%

Income (loss) before income taxes	836	8,804	(91)%
Income tax expense	(1,188)	(1,928)	(38)%

Net income (loss) before equity in net income (loss) of nonconsolidated affiliates	(352)	6,876	NM
Equity in net income (loss) of nonconsolidated affiliates, net of tax	—	87	(100)%

Net income (loss)	$(352)	$6,963	NM

(1)	Operating expenses and corporate expenses are defined on page 1.

Net revenue decreased to $50.3 million for the three-month period ended June 30, 2011 from $53.4 million for the three-month period ended June 30, 2010, a decrease of $3.1 million. Of the overall decrease, $1.7 million came from our television segment and was primarily attributable to advertising revenue from the World Cup in 2010, which is absent in 2011, partially offset by an increase in retransmission consent revenue. Additionally, $1.4 million of the overall decrease came from our radio segment and was primarily attributable to advertising revenue from the World Cup in 2010, which is absent in 2011.

Operating expenses increased to $31.8 million for the three-month period ended June 30, 2011 from $31.1 million for the three-month period ended June 30, 2010, an increase of $0.7 million. The increase was primarily attributable to an increase in salary expense as a result of the partial restoration of employee salaries in 2011 and expenses associated with Lotus/Entravision Reps LLC, partially offset by a decrease in national representation fees and other expenses associated with the decrease in net revenue.

Corporate expenses increased to $3.8 million for the three-month period ended June 30, 2011 from $3.5 million for the three-month period ended June 30, 2010, an increase of $0.3 million. The increase was attributable to an increase in professional fees.

Entravision Communications

Six-Month Period Ended June 30, 2011 Compared to the Six-Month Period Ended June 30, 2010

(Unaudited)

	Six-Month Period
	Ended June 30,
	2011	2010	% Change
Net revenue	$94,309	$96,504	(2)%
Operating expenses (1)	61,837	60,921	2%
Corporate expenses (1)	7,517	7,225	4%
Depreciation and amortization	9,157	9,597	(5)%

Operating income	15,798	18,761	(16)%
Interest expense, net	(18,900)	(10,610)	78%
Other income	687	—	NM

Income (loss) before income taxes	(2,415)	8,151	NM
Income tax expense	(2,369)	(3,338)	(29)%

Net income (loss) before equity in net loss of nonconsolidated affiliates	(4,784)	4,813	NM
Equity in net loss of nonconsolidated affiliates, net of tax	—	(34)	(100)%

Net income (loss)	$(4,784)	$4,779	NM

(1)	Operating expenses and corporate expenses are defined on page 1.

Net revenue decreased to $94.3 million for the six-month period ended June 30, 2011 from $96.5 million for the six-month period ended June 30, 2010, a decrease of $2.2 million. Of the overall decrease, $1.5 million came from our radio segment and was primarily attributable to advertising revenue from the World Cup and census in 2010, both of which are absent in 2011. Additionally, $0.7 million of the overall decrease came from our television segment and was primarily attributable to advertising revenue from the World Cup and political advertising revenue in 2010, both of which are not material in 2011, partially offset by an increase in retransmission consent revenue.

Operating expenses increased to $61.8 million for the six-month period ended June 30, 2011 from $60.9 million for the six-month period ended June 30, 2010, an increase of $0.9 million. The increase was primarily attributable to an increase in salary expense as a result of the partial restoration of employee salaries in 2011 and expenses associated with Lotus/Entravision Reps LLC, partially offset by a decrease in national representation fees and other expenses associated with the decrease in net revenue.

Corporate expenses increased to $7.5 million for the six-month period ended June 30, 2011 from $7.2 million for the six-month period ended June 30, 2010, an increase of $0.3 million. The increase was attributable to an increase in professional fees.

Entravision Communications

Segment Results

The following represents selected unaudited segment information:

	Three-Month Period
	Ended June 30,
	2011	2010	% Change
Net Revenue
Television	$33,118	$34,819	(5)%
Radio	17,147	18,612	(8)%

Total	$50,265	$53,431	(6)%
Operating Expenses (1)
Television	$18,656	$18,904	(1)%
Radio	13,117	12,193	8%

Total	$31,773	$31,097	2%
Corporate Expenses (1)	$3,772	$3,477	8%
Consolidated adjusted EBITDA (1)	$15,599	$18,966	(18)%

(1)	Operating expenses, Corporate expenses, and Consolidated adjusted EBITDA are defined on page 1.

Entravision Communications Corporation will hold a conference call to discuss its 2011 second quarter results on August 3, 2011 at 5 p.m. Eastern Time. To access the conference call, please dial 412-858-4600 ten minutes prior to the start time. The call will be webcast live and archived for replay on the investor relations portion of the Company’s Web site located at www.entravision.com.

Entravision Communications Corporation is a diversified Spanish-language media company utilizing a combination of television, radio and digital operations to reach Hispanic consumers across the United States, as well as the border markets of Mexico. Entravision is the largest affiliate group of both the top-ranked Univision television network and Univision’s TeleFutura network, with television stations in 20 of the nation’s top 50 Hispanic markets. The company also operates one of the nation’s largest groups of primarily Spanish-language radio stations, consisting of 48 owned and operated radio stations. Additionally, Entravision has a variety of cross-platform digital content and sales offerings designed to capitalize on the company’s leadership position within the Hispanic broadcasting community. Entravision shares of Class A Common Stock are traded on The New York Stock Exchange under the symbol: EVC.

This press release contains certain forward-looking statements. These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations, and the Company disclaims any duty to update any forward-looking statements made by the Company. From time to time, these risks, uncertainties and other factors are discussed in the Company’s filings with the Securities and Exchange Commission.

# # #

(Financial Table Follows)

For more information, please contact:

Christopher T. Young	Mike Smargiassi/Brad Edwards
Chief Financial Officer	Brainerd Communicators, Inc.
Entravision Communications Corporation	212-986-6667
310-447-3870

Entravision Communications

Entravision Communications Corporation

Consolidated Statements of Operations

(In thousands, except share and per share data)

(Unaudited)

	Three-Month Period		Six-Month Period
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
Net revenue	$50,265	$53,431	$94,309	$96,504

Expenses:
Direct operating expenses (including related parties of $1,815, $3,151, $3,519 and $ 5,502) (including non-cash stock-based compensation of $53, $103, $104 and $ 208)	22,487	22,162	43,308	42,930
Selling, general and administrative expenses (including non-cash stock-based compensation of $159, $147, $315 and $ 295)	9,286	8,935	18,529	17,991
Corporate expenses (including non-cash stock-based compensation of $289, $286, $445 and $ 492)	3,772	3,477	7,517	7,225
Depreciation and amortization (includes direct operating of $3,352, $3,385, $6,678 and $6,874; selling, general and administrative of $798, $903, $1,619 and $1,841; and corporate of $275, $586, $860 and $883) (including related parties of $627, $846, $1,520 and $1,426)	4,425	4,874	9,157	9,597

	39,970	39,448	78,511	77,743

Operating income (loss)	10,295	13,983	15,798	18,761
Interest expense (including related parties of $15, $ 25, $30 and $ 54)	(9,459)	(5,263)	(18,902)	(10,777)
Interest income	—	84	2	167
Other income (loss)	—	—	687	—

Income (loss) before income taxes	836	8,804	(2,415)	8,151
Income tax (expense) benefit	(1,188)	(1,928)	(2,369)	(3,338)

Income (loss) before equity in net income (loss) of nonconsolidated affiliate	(352)	6,876	(4,784)	4,813
Equity in net income (loss) of nonconsolidated affiliate, net of tax	—	87	—	(34)

Net income (loss) applicable to common stockholders	$(352)	$6,963	$(4,784)	$4,779

Basic and diluted earnings per share:
Net income (loss) per share applicable to common stockholders, basic and diluted	$0.00	$0.08	$(0.06)	$0.06

Weighted average common shares outstanding, basic	85,053,417	84,494,665	85,046,396	84,462,613

Weighted average common shares outstanding, diluted	85,053,417	85,373,021	85,046,396	85,278,162

Entravision Communications

Entravision Communications Corporation

Consolidated Statements of Cash Flows

(Unaudited; in thousands)

	Three-Month Period		Six-Month Period
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
Cash flows from operating activities:
Net income (loss)	$(352)	$6,963	$(4,784)	$4,779
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	4,425	4,874	9,157	9,597
Deferred income taxes	979	1,414	1,617	2,627
Amortization of debt issue costs	547	104	1,086	208
Amortization of syndication contracts	853	278	1,143	550
Payments on syndication contracts	(475)	(705)	(955)	(1,409)
Equity in net income (loss) of nonconsolidated affiliate	—	(87)	—	34
Non-cash stock-based compensation	501	536	864	995
Other income (loss)	—	—	(687)	—
Change in fair value of interest rate swap agreements	—	(4,123)	—	(8,053)
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
(Increase) decrease in restricted cash	809	—	809	—
(Increase) decrease in accounts receivable	(5,202)	(8,665)	1,605	(3,625)
(Increase) decrease in prepaid expenses and other assets	645	140	47	48
Increase (decrease) in accounts payable, accrued expenses and other liabilities	9,844	3,339	(783)	3,451

Net cash provided by (used in) operating activities	12,574	4,068	9,119	9,202

Cash flows from investing activities:
Purchases of property and equipment and intangibles	(2,189)	(3,371)	(4,702)	(6,045)
Purchase of a business	(203)	—	(551)	—

Net cash provided by (used in) investing activities	(2,392)	(3,371)	(5,253)	(6,045)

Cash flows from financing activities:
Proceeds from issuance of common stock	15	69	42	219
Payments on long-term debt	(1,000)	(1,000)	(1,000)	(4,458)
Payments of deferred debt and offering costs	—	(501)	(29)	(863)

Net cash provided by (used in) financing activities	(985)	(1,432)	(987)	(5,102)

Net increase (decrease) in cash and cash equivalents	9,197	(735)	2,879	(1,945)
Cash and cash equivalents:
Beginning	66,072	26,456	72,390	27,666

Ending	$75,269	$25,721	$75,269	$25,721

Entravision Communications

Entravision Communications Corporation

Reconciliation of Consolidated Adjusted EBITDA to Cash Flows From Operating Activities

(Unaudited; in thousands)

The most directly comparable GAAP financial measure is operating cash flow. A reconciliation of this non-GAAP measure to cash flows from operating activities for each of the periods presented is as follows:

	Three-Month Period		Six-Month Period
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
Consolidated adjusted EBITDA (1)	$15,599	$18,966	$26,007	$28,494
Interest expense	(9,459)	(5,263)	(18,902)	(10,777)
Interest income	—	84	2	167
Income tax (expense) benefit	(1,188)	(1,928)	(2,369)	(3,338)
Amortization of syndication contracts	(853)	(278)	(1,143)	(550)
Payments on syndication contracts	475	705	955	1,409
Non-cash stock-based compensation included in direct operating expenses	(53)	(103)	(104)	(208)
Non-cash stock-based compensation included in selling, general and administrative expenses	(159)	(147)	(315)	(295)
Non-cash stock-based compensation included in corporate expenses	(289)	(286)	(445)	(492)
Depreciation and amortization	(4,425)	(4,874)	(9,157)	(9,597)
Other income (loss)	—	—	687	—
Equity in net income (loss) of nonconsolidated affiliates	—	87	—	(34)

Net income (loss)	(352)	6,963	(4,784)	4,779
Depreciation and amortization	4,425	4,874	9,157	9,597
Deferred income taxes	979	1,414	1,617	2,627
Amortization of debt issue costs	547	104	1,086	208
Amortization of syndication contracts	853	278	1,143	550
Payments on syndication contracts	(475)	(705)	(955)	(1,409)
Equity in net income (loss) of nonconsolidated affiliate	—	(87)	—	34
Non-cash stock-based compensation	501	536	864	995
Other (income) loss	—	—	(687)	—
Change in fair value of interest rate swap agreements	—	(4,123)	—	(8,053)
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
(Increase) decrease in restricted cash	809	—	809	—
(Increase) decrease in accounts receivable	(5,202)	(8,665)	1,605	(3,625)
(Increase) decrease in prepaid expenses and other assets	645	140	47	48
Increase (decrease) in accounts payable, accrued expenses and other liabilities	9,844	3,339	(783)	3,451

Cash flows from operating activities	$12,574	$4,068	$9,119	$9,202

(1)	Consolidated adjusted EBITDA is defined on page 1.

Entravision Communications

Entravision Communications Corporation

Reconciliation of Free Cash Flow to Net Income (Loss)

(Unaudited; in thousands)

The most directly comparable GAAP financial measure is net income (loss). A reconciliation of this non-GAAP measure to net income (loss) for each of the periods presented is as follows:

	Three-Month Period		Six-Month Period
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
Consolidated adjusted EBITDA (1)	$15,599	$18,966	$26,007	$28,494
Net interest expense (1)	8,912	9,197	17,814	18,454
Cash paid for income taxes	209	514	752	711
Capital expenditures (2)	1,511	2,121	4,024	4,795

Free cash flow (1)	4,967	7,134	3,417	4,534
Capital expenditures (2)	1,511	2,121	4,024	4,795
Non-cash interest expense relating to amortization of debt finance costs and interest rate swap agreements	(547)	4,018	(1,086)	7,844
Non-cash income tax expense	(979)	(1,414)	(1,617)	(2,627)
Amortization of syndication contracts	(853)	(278)	(1,143)	(550)
Payments on syndication contracts	475	705	955	1,409
Non-cash stock-based compensation included in direct operating expenses	(53)	(103)	(104)	(208)
Non-cash stock-based compensation included in selling, general and administrative expenses	(159)	(147)	(315)	(295)
Non-cash stock-based compensation included in corporate expenses	(289)	(286)	(445)	(492)
Depreciation and amortization	(4,425)	(4,874)	(9,157)	(9,597)
Other income (loss)	—	—	687	—
Equity in net income (loss) of nonconsolidated affiliates	—	87	—	(34)

Net income (loss)	$(352)	$6,963	$(4,784)	$4,779

(1)	Consolidated adjusted EBITDA, net interest expense and free cash flow are defined on page 1.
(2)	Capital expenditures is not part of the consolidated statement of operations.